[Exhibit 10.2]

           Exclusive MARKETING and SALES AGREEMENT

THIS AGREEMENT ("Agreement") is made and entered into as of the 23rd day of October, 2003, by and between UniPro Financial Services, Inc., ("UniPro") organized and existing under the laws of the State of Florida; and MCM Systems Corporation, ("MCM") duly organized and validly existing under the laws of the State of Florida. Both corporate parties maintain their principal place of business in the County of Palm Beach, State of Florida.

WHEREAS, UniPro desires to acquire and the MCM, the developer of a proprietary CRM system, presently known as and by "eBroker system", (the "Product") desires to transfer the exclusive sales and marketing rights, the "Exclusive Rights", thereto upon the terms and subject to the conditions set forth herein.

THEREFORE, THE PARTIES AGREE AS FOLLOWS:

ARTICLE 1.   Acquisition.

Section 1. 1 Acquisition of Exclusive Rights. MCM hereby agrees to transfer and assign to UniPro and UniPro hereby agrees to accept same the following described "Asset", being the Exclusive worldwide rights to sell and market MCM's proprietary Customer Relations Management System (CRM) known as and by the currently unregistered trade name of eBroker system, together with all programming documentation and marketing documents developed as of the date hereof.

Section 1.2 Acquisition Price. The consideration for the transfer and assignment of the aforesaid Exclusive Rights shall be Five Hundred Thousand (500,000) Shares of UniPro's $0.001 par value Common Stock. Such shares shall be unregistered and MCM acknowledges the federal transfer restrictions imposed thereon. The parties agree that the aggregate Acquisition Price shall be deemed to equal $500,000 for federal and other income tax purposes, and for book purposes, in accordance with Section 1060 with the Internal Revenue Code of 1986; and any regulations promulgated pursuant thereto, as amended from time to time. The Acquisition price shall be paid by UniPro's Issuance of the aforesaid Shares to MCM on the Closing.

Section 1.3 No Assumption of Liabilities. MCM acknowledges that there shall be no known encumbrances, claims or obligations of record, pending or otherwise on said Asset at the Closing of the aforementioned transaction.
ARTICLE  2.    Representations  and  Warranties  of  MCM  and
UniPro.

Section  2.1    Representations and Warranties of  MCM.   MCM
hereby represents and warrants to UniPro as follows:

(a) Due Incorporation and Organization. MCM is a corporation duly organized, validly existing and in good standing under the laws of the State Florida.

(b) Authority. MCM has the legal power and authority to enter into and perform this Agreement and the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by MCM and the transactions contemplated by this Agreement have been duly and validly approved and authorized by all necessary corporate and shareholder action of MCM.

(c) Title to Asset. MCM has good and marketable title to the demised Asset conveyed hereunder.

(d) Actions Pending. There are no actions, suits or proceedings pending or, to the knowledge of MCM, threatened against or affecting the subject Asset at law or in equity, or before any governmental or public office, agency or authority which involves the possibility of any liability or which may result in any adverse change in the ownership of the Purchased Asset.

(e) Brokers. MCM and UniPro agree that there was no broker or finder who brought about the subject transaction. Each party agrees to indemnify and save harmless the other in the event of a third party claim.

(f) Absence of Conflicts and Consent Requirements. MCM's execution and delivery of this Agreement and performance of


         [Exhibit 10.2 - Pg. 1]


its obligations hereunder, including the continuing Consulting Agreement hereunder, do not (i) conflict with or violate MCM's Articles of Incorporation or Bylaws, (ii) violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the tight to terminate or declare a default under, the terms of any written agreement to which MCM is a party or by which its properties or assets may be bound; or (iii) violate any judgment, order, decree, or to the knowledge of MCM, any law, statute, regulation or other judicial or governmental restriction to which MCM is subject.
Section 2.2 Representations and Warranties of UniPro. UniPro hereby represents and warrants to MCM as follows:

(a)    Due  Organization.   UniPro  is  a  corporation   duly
organized, existing and in good standing under the laws of the Stare of Florida.

(b) Authority. UniPro is authorized to do business in Florida. UniPro has the legal power and authority to enter into and perform this Agreement and the transaction contemplated by this Agreement. The execution, delivery and performance of this Agreement by UniPro and the transactions contemplated by this Agreement have been duly and validly approved and authorized by all necessary corporate action of UniPro. Neither the execution and delivery by the UniPro of this Agreement, nor the consummation of the transactions contemplated hereby, not compliance by UniPro with any of the provisions hereof will: i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of UniPro, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to UniPro or any of its properties or assets.

(c) Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by UniPro in such a manner as not to give rise, as the result of any action of UniPro, to any valid claim against either party for a brokerage commission, finders fee or other like payment.

ARTICLE 3.    Closing.

Section 3.1 Closing Date. The closing for the consummation of the transactions contemplated by this Agreement (the Closing) shall take place at the offices of the UniPro on or before October 31, 2003 or by contemporaneous delivery by each party to the other of duly executed documents, as may be required.

Section 3.2 Obligations of MCM. At the closing, MCM shall deliver to UniPro, a full and complete signed "original" of this Agreement, together with evidence of the approval by the Board of Directors and shareholder of MCM authorizing the execution, delivery and performance of this Agreement and all other agreements, documents and instruments relating hereto and the consummation of the transactions contemplated hereby.

Section 3.3 Obligations of UniPro. At the closing, UniPro shall execute and/or deliver to MCM a full and complete duly executed original of this Agreement, containing the obligation to issue in compliance with the provisions of the Securities Act of 1933, as amended (the "Act") the agreed upon shares - with an appropriate transfer restriction legend, either directly to the individual sharesholders of MSM's parent company, or to MSM as circumstances may require.

ARTICLE 4.   Affirmative Covenants of MCM.

MCM agrees and covenants with UniPro as follows:

Section 4.1. Conduct of the Business. Except as otherwise agreed to in writing by UniPro, MCM shall continue development and enhancement of the CRM System in the ordinary course and shall provide such continuing "consulting" efforts to enhance the sales and marketing of the Product as per the separate contemporaneous Consulting Agreement between the parties; nor shall MCM take any action that may interfere with or prevent performance of this Agreement.

(a) Maintenance of the Product. The Product's software codes shall be maintained in good repair, order and condition.

(b) Insurance. The MCM shall maintain in full force insurance covering loss or damage to the property conveyed hereunder, and shall take all actions necessary to preserve all rights


         [Exhibit 10.2 - Pg. 2]


under such insurance.

(c) Accuracy of Representations and Warranties. MCM shall not take any action, which would render any representation or warranty made herein by MCM untrue in any material respect as of the Closing Date.

Section 4.2 Notice of Breach or Failure of Condition. MCM will give notice promptly to UniPro of the occurrence of any event or the failure of any event to occur that would preclude the satisfaction of any condition contained herein.

Section 4.3 Further Assurances. MCM shall promptly execute and deliver such instruments and take such actions as UniPro reasonably may request in order to effect the transactions contemplated by this Agreement and to satisfy each of the conditions set forth in Article 6 of this Agreement.

Section 4.4 Best Efforts of MCM to Obtain Consents. MCM shall use its best efforts to obtain promptly all consents and authorizations of third parties, to make all filings, and to give all notices to third parties which may be necessary and reasonably required in order to effect, or in connection with, the transactions contemplated by this Agreement.

Section 4.5 Non-Competition and Consulting Agreement. MCM, its officers, directors and affiliates shall not compete with UniPro in the sales and marketing of the Product.

ARTICLE 5.   Covenants of UniPro and MCM.

Section 5.1 Publicity. UniPro and MCM agree to maintain in confidence information concerning this Agreement and the transactions contemplated by this Agreement. The parties shall consult with each other prior to any public announcements or disclosures required by law to be made with respect to the transactions contemplated by this Agreement, and no other announcements will be made without mutual consent of the parties.

Section 5.2 Obligation of UniPro. UniPro agrees to use its best efforts to market and promote the Product at all times for the duration of this Agreement, and to seek to raise such third party funding, from time to time, as may be required to effectuate such efforts. UniPro may contract with third party sales and marketing organizations, firms and individuals for such purposes.

Section 5.3 Best Efforts. UniPro and MCM will use their best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by them. MCM will seek third party firms and individuals to assist in the sales and marketing of the product.

Section 5.4 Governmental and other Filings. MCM and UniPro agree to cooperate with each other in filing any necessary applications, reports or other documents with any Federal; or State authorities having jurisdiction with respect to the transactions contemplated by this Agreement and in seeking necessary consultation with and favorable action by any such agencies, authorities or bodies.

Section 5.5 Cooperation After Closing. After the Closing Date, UniPro and MCM shall whenever and as often as shall be reasonably required by the other, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all further instruments as may be necessary or expedient to consummate the transactions provided for in this Agreement.

ARTICLE 6.  Conditions.

Section 6.1 Conditions Precedent to Obligations of UniPro. All obligations of UniPro under this Agreement are, at the option of UniPro, subject to and shall be conditioned upon the satisfaction on or prior to the Closing Date, of each of the following additional conditions:

(a) Representations, Warranties and Agreements of MCM. Except for changes contemplated by this Agreement and changes occurring in the ordinary course of business, the representations, warranties and agreements made by MCM herein shall be true in all material respects on an as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date. MCM and all shareholders of MCM shall have performed in all material respects the obligations, agreements and covenants undertaken by them herein to be


         [Exhibit 10.2 - Pg. 3]


performed at or prior to the Closing Date.

(b) Consents to Assignments. UniPro shall have received evidence, satisfactory to UniPro and its counsel, that any necessary consents to any assignments of agreements, licenses and commitments contemplated hereunder have been obtained.

(c) Necessary Approvals: Regulatory Authorizations. All authorizations and approvals of any third parties, including Federal or State regulatory bodies and officials, necessary, in the reasonable opinion of UniPro, for the consummation of the transactions contemplated by this Agreement, and the continuation in all material respects of the business without interruption after the Closing Date in substantially the manner in which such business is now conducted, shall have been received and shall be in full force and effect.

(d) Corporate Authorization. All resolutions and actions necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by MCM shall have been duly and validly made and taken, and MCM shall have full power and right to consummate the transactions contemplated hereby.

(e) Payment of Transfer Taxes. MCM shall have paid or made provision for payment of all transfer taxes sales taxes or other similar taxes, which become due by reason of the transactions herein provided, if any.

Section 6.2 Conditions Precedent to Obligations of MCM. All obligations of MCM under this Agreement are subject to and shall be conditioned upon the satisfaction prior to the Closing Date, of each of the following conditions:

(a) Representations, Warranties and Agreements of UniPro. The representations, warranties and agreements made by UniPro herein shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date, except as affected by transactions contemplated hereby. UniPro shall have performed in all material respects the obligations, agreements and covenants undertaken herein to be performed at or prior to the Closing Date.

(b) Corporate Authorization. All resolutions and actions necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by UniPro shall have been duly and validly made and taken, and UniPro shall have full power and right to consummate the transactions contemplated hereby.

ARTICLE 7. Termination. Unless otherwise agreed upon, this Agreement, including the continuing Consulting provisions shall continue for a period of Ten (10) years, or until October 31, 2013. In the absence of written notice to the contrary given at least 60 days prior to aforesaid termination date, this Agreement and all of its terms and conditions shall be automatically renewed for two (2) successive Five (5) year periods.

Section 7.1 Termination by Mutual Consent. At any time on or prior to the Closing Date, this Agreement may be terminated by the mutual consent of UniPro and MCM without liability on the part of any party. In the event of the termination of this Agreement by mutual consent, this Agreement shall become void and have no effect, without any liability on the part of any party or its directors, officers or shareholders.

Section 7.2 Termination Upon Breach or Default. At any time if a material default shall be made by a party in the observance or in the due and timely performance of the covenants herein contained, or if there shall have been a material breach by a party of any of the representations and warranties set forty in this Agreement, UniPro or MCM, as the case may be, any terminate this Agreement without prejudice to its other rights and remedies, including such party's right to recover its expenses, costs, and other damages.


         [Exhibit 10.2 - Pg. 4]


Section 7.3 Termination Based Upon Conditions. If the conditions of this Agreement to be complied with or performed by a party on or before the Closing Date shall not have been complied with and such noncompliance or nonperformance shall not have been waived, the party to whom the benefit of such condition runs may terminate this Agreement without prejudice to its other rights and remedies, including such party's right to recover its expenses, costs and other damages.

ARTICLE 8.    Miscellaneous.

Section 8.1 Amendment. This agreement may be amended, modified or supplemented in whole or in part only by an instrument in writing executed by both UniPro and MCM.

Section 8.2 Assignment. The parties agree that neither this Agreement nor any rights created hereby shall be assignable by any party without the prior written consent of the other party.

Section 8.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

Section 8.4 Expenses. MCM and UniPro shall each bear the respective expenses incurred by them in connection with the negotiation, execution and delivery of this Agreement and the consummation of he transactions contemplated hereby.

Section 8.5 Entire Agreement. This Agreement contains the entire agreement between UniPro and MCM with respect to the transaction and related transactions and supersedes all prior arrangements or understandings with respect thereto.

Section 8.6 Descriptive Headings. The description headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

Section 8.7 Notices. All notices or other communications that are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, addressed to the respective party at the address provided.

Section 8.8  Specific Performance. MCM acknowledges that  the
Product is unique and that if MCM fails to consummate the transactions contemplated by this Agreement, such failure will cause irreparable harm to UniPro for which there will be no adequate remedy at law. UniPro shall be entitled, in addition to its other remedies at law, to specific performance of this Agreement of MCM, without just cause, refuses to consummate the transactions contemplated by this Agreement.

Section 8.9 Survival of Covenants, Representations, Warranties and Indemnifications. All covenants, representations and warranties made by any party to this Agreement shall be deemed made for the purpose of inducing the other parties to enter into this Agreement. The representations, warranties and covenants contained in this Agreement shall, except as otherwise provided in this Agreement, survive the Closing indefinitely. The provisions of Article 7 of this Agreement shall survive the Closing indefinitely. The covenants, presentations and warranties of both MCM and UniPro are made only to and for the benefit of the other party to this Agreement and shall not create or vest rights in other persons.

Section  8.10   Controlling Law.   This  Agreement  shall  be
governed by and construed pursuant to the laws of Florida.

IN WITNESS WHEREOF, the parties have caused this Agreement, consisting of 5 pages, including this page, to be executed by their authorized officers on the date stated above.

UNIPRO:                           MCM:

BY:__/s/Harvey Judkowitz_____     BY:__/s/ Willis Hale______
      Harvey Judkowitz                  Willis B. Hale
        President                         President



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